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                                                                 EXHIBIT 10.21.4

                                 THIRD AMENDMENT

                                       to

                                 LOAN AGREEMENT


         THIS THIRD AMENDMENT TO LOAN AGREEMENT ("Third Amendment"), dated as of December 1, 1999 among FELCOR LODGING TRUST INCORPORATED, a Maryland corporation ("FelCor") and FELCOR LODGING LIMITED PARTNERSHIP, a Delaware limited partnership ("FelCor LP" and collectively with FelCor, the "Borrower"), the financial institutions listed on the signature pages hereof (each individually a "Lender" and collectively the "Lenders"), and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H :

         WHEREAS, that certain Loan Agreement, dated as of April 1, 1999, among Borrower, the financial institutions party thereto, and the Administrative Agent provides for the making of a loan to Borrower in the aggregate principal amount of $375,000,000 (as amended, the "Loan Agreement");

         WHEREAS, pursuant to that certain Second Amendment to Loan Agreement ("Second Amendment"), dated as of August 20, 1999 among the parties thereto, the parties modified, among other things, the provisions in the Loan Agreement governing Restricted Payments to allow the Borrower to repurchase an amount of its own Stock in excess of the limitations contained therein (the "Additional Stock Repurchase Amount") in an amount of up to $50,000,000.00; and

         WHEREAS, the parties hereto desire to further amend the Loan Agreement to increase the Additional Stock Repurchase Amount to $275,000,000.00 and to make certain modifications to the financial covenants in connection therewith.

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Loan Agreement is amended as follows:

1. Under Section 1.1 of the Loan Agreement, the definition of "Applicable Margin" is hereby deleted in its entirety and the following is hereby substituted in place thereof:

                           "`Applicable Margin' means, with respect to each
                  Loan, the applicable percentage per annum set forth below based upon the Status in effect on the most recent Applicable Margin Reset Date, it being understood that the Applicable Margin for (i) Base Rate Loans shall be the




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                  percentage set forth under the column "Base Rate Loans", and
                  (ii) Eurodollar Rate Loans shall be the percentage set forth under the column "Eurodollar Rate Loans":

                                           Base Rate        Eurodollar Rate
                                             Loans               Loans
                                             -----               -----
                Level I Status               1.00%               2.5%
                Level II Status              1.25%               2.75%


2. Under Section 1.1 of the Loan Agreement, there is hereby added thereto (in alphabetical order) a new defined term which shall read as follows:

                           "Applicable Margin Reset Date' shall mean the 45th
                  day following the end of the most recent Fiscal Quarter."

3. Under Section 1.1 of the Loan Agreement, there is hereby added thereto (in alphabetical order) a new defined term which shall read as follows:

                           "Status' means the existence of Level I Status or
                  Level II Status, as the case may be.

                           As used in this definition:

                                    "Level I Status" exists on any date if, on
                           such date, each Borrower has a long-term senior unsecured actual debt rating of better than BB by S&P and better than Ba2 by Moody's;

                                    "Level II Status" exists on any date if, on
                           such date, either Borrower has a long-term senior unsecured actual debt rating of BB or lower by S&P or Ba2 or lower by Moody's;

                           provided that (i) if S&P and/or Moody's shall cease to issue ratings of debt securities of real estate investment trusts generally, then the Administrative Agent and the Borrower shall negotiate in good faith to agree upon a substitute rating agency or agencies (and to correlate the system of ratings of each substitute rating agency with that of the rating agency for which it is substituting) and (a) until such substitute rating agency or agencies are agreed upon, Status shall be determined on the basis of the rating assigned by the other rating agency (or, if both S&P and Moody's shall have so ceased to issue such ratings, on the basis of the Status in effect immediately prior thereto) and (b) after such substitute rating agency or agencies are agreed upon, Status shall be determined on




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                           the basis of the rating assigned by the other rating
                           agency and such substitute rating agency or the two substitute rating agencies, as the case may be; and
                           (ii) if the long-term senior unsecured actual debt ratings of either Borrower by S&P and Moody's are not equivalent, the lower rating will apply for the purposes of determining Status."

4. Under Section 2.8(a) of the Loan Agreement, subsection (i) is hereby deleted in its entirety and the following is hereby substituted in place thereof:

                           "(i) For Base Rate Loans, at a rate per annum equal
                  at all times to the Base Rate in effect from time to time plus the Applicable Margin, payable monthly on the first day of each month, on the Maturity Date and on the date any Base Rate Loan is converted or paid in full."

5. Under Section 5.1 of the Loan Agreement, entitled Unsecured Interest Expense Coverage, the ratio of "2.5:1.0" is hereby deleted and the ratio of "2.25:1.0" is hereby substituted in place thereof.

6. Under Section 5.2 of the Loan Agreement, entitled Fixed Charge Coverage Ratio, the ratio of "2.0:1.0" is hereby deleted and the ratio of "1.75:1.0" is hereby substituted in place thereof.

7. Under Section 5.4 of the Loan Agreement, entitled Limitations on Total Indebtedness, the percentage of "50%" is hereby deleted and the percentage of "55%" is hereby substituted in place thereof.

8. Under Section 7.4 of the Loan Agreement (as amended), in the proviso to the last sentence of said section the words "in an amount of up to $50,000,000.00" are hereby deleted and the following is hereby substituted in place thereof:

                  "for an aggregate purchase price not to exceed $275,000,000.00 from and after August 20, 1999 through the end of the term of the Loans (including any extension thereof)"

9. The Loan Agreement and the other Loan Documents are in full force and effect without default thereunder by Borrower and all of the representations and warranties contained in the Loan Agreement and the other Loan Documents are hereby restated as if the same were made as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made on a specified date shall be required to be true and correct only as of such specified date).

10. If there shall be any inconsistencies between the terms, covenants, conditions and provisions set forth in the Loan Agreement, and the terms, covenants, conditions and provisions set forth in this Third Amendment, then, the terms, covenants, conditions and provisions of this Third Amendment shall prevail. Whenever possible, the provisions of this Third Amendment shall be deemed supplemental to and not in derogation of the terms of the Loan Agreement and any documents relating thereto.



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11.  Any capitalized term used but not defined herein shall have the meaning set forth in the Loan Agreement.

12. Each party hereto hereby confirms and ratifies all of the terms and provisions of the Loan Agreement as amended by this Third Amendment. Except as expressly amended hereby, all of the terms of the Loan Agreement shall remain in full force and effect.

13. Each party hereto represents, warrants and covenants that such party (and the undersigned representative of such party) has full power, authority and legal right to execute this Third Amendment and to keep and observe all of the terms of this Third Amendment and the Loan Agreement on such party's part to be observed and performed.

14. If any term, covenant or condition of this Third Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Third Amendment shall be construed without such provision.

15. This Third Amendment shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of and be enforceable by the Administrative Agent under the Loan Agreement and its successors and assigns; provided that no Borrower may assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent. THIS THIRD AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS).

16. This Third Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.




                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]



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         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.



                                          FELCOR LODGING TRUST INCORPORATED,
                                          a Maryland corporation


                                          By: /s/ LAWRENCE D. ROBINSON
                                              ----------------------------------
                                              Name:  Lawrence D. Robinson
                                              Title: Senior Vice President




                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]




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                            FELCOR LODGING LIMITED PARTNERSHIP, a
                            Delaware limited partnership


                            By: FELCOR LODGING TRUST INCORPORATED, a
                                Maryland corporation, its sole general partner


                            By: /s/ LAWRENCE D. ROBINSON
                                ----------------------------------
                                Name:  Lawrence D. Robinson
                                Title: Senior Vice President




                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]




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                          SIGNATURE FOR LOAN AGREEMENT





                          THE CHASE MANHATTAN BANK,
                          as Administrative Agent

                          By: /s/ ALAN BREINDEL
                              ------------------------
                              Name:  Alan Breindel
                              Title: Managing Director



                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]




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